Other Payables and Accrued Expenses - Schedule of Components of Other Payables and Accrued Expenses (Details) ¥ in Thousands, $ in Thousands	Jun. 30, 2025 CNY (¥)	Jun. 30, 2025 USD ($)	Jun. 30, 2024 CNY (¥)
Schedule of Components of Other Payables and Accrued Expenses [Abstract]
Business and other tax payables	¥ 56,764		¥ 78,749
Refundable deposits from employees and agents	20,034		17,726
Professional fees	1,102		8,539
Accrued expenses to third parties	25,999		23,590
Contributions from members of eHuzhu mutual aid program			36,460
Amount due to entities disposed in 2025	42,485
Others	9,169		5,247
Total	¥ 155,553	$ 21,714	¥ 170,311